Income Taxes - Significant Components of Deferred Tax Assets (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Deferred tax assets:
Net operating losses	$ 602
Tax credit carryforwards	346
Accrued expenses	148
Intangibles	4,085
Other	14
Net deferred tax assets before valuation allowance	5,195
Valuation allowance	(5,195)
Net deferred tax assets	$ 0